UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 4, 2004
                                                          -------------

                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                -----------------------------------------------
              (Exact Name of registrant specified in its charter)
                     (Originator of the Chase Credit Card
                                 Master Trust)




United States                    333-103210            22-2382028
-------------                    ----------            ----------
(State or other Jurisdiction     (Commission File      (I.R.S. employer
of Incorporation)                Number)               Identification No.)


                   White Clay Center Building 200 Route 273
                            Newark, Delaware 19711
                            ----------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 575-5000.

Item 5.   Other Events

          On March 4, 2004, the Underwriting Agreement, dated as of February 26, 2004 (the "Underwriting Agreement"), among Chase Manhattan Bank USA, National Association ("Chase USA"), as Transferor, JPMorgan Chase Bank ("JPMCB"), as Servicer, and J.P. Morgan Securities Inc. ("JPMSI") and Banc One Capital Markets, Inc. ("Banc One"), as representatives of the several Underwriters, was executed and delivered by the respective parties thereto. On March 4, 2004, the Series 2004-1 Supplement, dated as of March 4, 2004, to the Third Amended and Restated Pooling and Servicing Agreement, dated as of November 15, 1999, as amended by the First Amendment thereto dated as of March 31, 2001 and by the Second Amendment thereto dated as of March 1, 2002 (the "Third Amended and Restated Pooling and Servicing Agreement"), among Chase USA as Transferor on and after June 1, 1996, JPMCB, as Transferor prior to June 1, 1996 and as Servicer, and The Bank of New York, as Trustee (the "Trustee"), was executed and delivered by the respective parties thereto. On March 4, 2004, the Indenture, dated as of March 4, 2004 (the "Indenture"), between Chase Credit Card Owner Trust 2004-1 (the "Trust") and The Bank of New York, as Indenture Trustee, was executed and delivered by the respective parties thereto. On March 4, 2004, the Trust Agreement, dated as of March 4, 2004 (the "Trust Agreement"), between Chase USA, as Depositor (the "Depositor") and Wilmington Trust Company, as Owner Trustee, was executed and delivered by the respective parties thereto. On March 4, 2004, the Deposit and Administration Agreement, dated as of March 4, 2004 (the "Deposit and Administration Agreement"), between Chase USA, as Depositor and Administrator, and the Trust, as Issuer, was executed and delivered by the respective parties thereto.


Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          Exhibits

          1.3 Underwriting Agreement, dated as of February 26, 2004, among Chase USA, as Transferor, JPMCB, as Servicer, and JPMSI and Banc One, as representatives of the several Underwriters.

          4.8 Series 2004-1 Supplement, dated as of March 4, 2004 to the Third Amended and Restated Pooling and Servicing Agreement, among Chase USA, as Transferor on and after June 1, 1996, JPMCB, as

                    Transferor prior to June 1, 1996 and as Servicer, and the Trustee.

          4.9 Indenture, dated as of March 4, 2004 between the Trust and The Bank of New York, as Indenture Trustee.

          4.10 Trust Agreement, dated as of March 4, 2004 between the Depositor and Wilmington Trust Company, as Owner Trustee.

          4.11 Deposit and Administration Agreement, dated as of March 4, 2004 between Chase USA, as Depositor and Administrator, and the Trust, as Issuer.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CHASE MANHATTAN BANK USA,
                                         NATIONAL ASSOCIATION



                                         By:     /s/ Patricia M. Garvey
                                            -------------------------------
                                         Name:   Patricia M. Garvey
                                         Title:  Vice President



Date: March 24, 2004

                               INDEX TO EXHIBITS


Exhibit                                                         Sequentially
Number            Exhibit                                       Numbered Pages
-------           -------                                       ---------------

1.3               Underwriting Agreement, dated February
                  26, 2003 among Chase USA, as
                  Transferor, JPMCB, as Servicer, and
                  JPMSI and Banc One, as representatives
                  of the several Underwriters.

4.8               Series 2004-1 Supplement, dated as of
                  March 4, 2004, to the Third Amended
                  and Restated Pooling and Servicing
                  Agreement, as amended by the First
                  Amendment thereto dated as of March
                  31, 2001, among Chase USA, as
                  Transferor on and after June 1, 1996,
                  JPMCB, as Transferor prior to June 1,
                  1996 and as Servicer, and the Trustee.

4.9               Indenture, dated as of March 4, 2004
                  between the Trust and The Bank of New
                  York, as Indenture Trustee.

4.10              Trust Agreement, dated as of March 4,
                  2004 between the Depositor and
                  Wilmington Trust Company, as Owner
                  Trustee.

4.11              Deposit and Administration Agreement,
                  dated as of March 4, 2004 between
                  Chase USA, as Depositor and
                  Administrator, and the Trust, as
                  Issuer.